                 (FACE OF COMMON STOCK CERTIFICATE)


                    (Picture of Salmon P. Chase)


NUMBER                                            SHARES

________                                          ________

COMMON STOCK                                      COMMON STOCK

     INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
               THE CHASE MANHATTAN CORPORATION

This is to certify that___________________  CUSIP___________
                              SEE REVERSE FOR CERTAIN DEFINITIONS
     is the owner of __________
FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF
The Chase Manhattan Corporation transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.
     Witness the signatures of its duly authorized officers.

Dated:  _______

/s/ Thomas G. Labrecque       /s/  Ronald C. Mayer
CHAIRMAN OF THE BOARD              SECRETARY


                              Countersigned and Registered:
                              MELLON SECURITIES TRUST COMPANY
                              (New York, New York) Transfer Agent
                                                    and Registrar

                              By:
                                   Authorized Signature

              (REVERSE SIDE OF COMMON STOCK CERTIFICATE)

                 THE CHASE MANHATTAN CORPORATION

       THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS,
LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. SUCH REQUEST SHOULD BE ADDRESSED TO THE TRANSFER AGENT NAMED ON THE FACE HEREOF.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM      __ as tenants   UNIF GIFT
                in common     MIN ACT--_________Custodian_________
                                        (Cust)            (Minor)
                                  under  Uniform  Gifts  to Minors
                                    Act__________________________
                                                  (State)
TEN ENT      __ as tenants
                by the
                entireties

JT TEN       __ as joint tenants with
                right of survivorship
                and not as tenants in
                common

Additional abbreviations may also be used though not in the above list.

      For value received, __________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL
 SECURITY OR OTHER
IDENTIFYING NUMBER OF
     ASSIGNEE
 ____________________
/___________________/____________________________________________

_________________________________________________________________
PLEASE  PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL  ZIP
CODE OF ASSIGNEE.
_________________________________________________________________
_

___________________________________________________________
Shares   of   the  capital  stock  represented  by   the   within
Certificate,  and  do hereby irrevocably constitute  and  appoint
________________________________________________________________
________________________________________________________________
Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated, _______________

_______________________________
                                   Notice:   THE SIGNATURE TO THIS
                                   ASSIGNMENT MUST CORRESPOND WITH
                                   THE NAME AS WRITTEN UPON THE
                                   FACE OF THE CERTIFICATE IN
                                   EVERY PARTICULAR, WITHOUT
                                   ALTERATION OR ENLARGEMENT, OR
                                   ANY CHANGE WHATEVER.

      This certificate also evidences and entitles the holder hereof to certain Rights as set forth in the Rights Agreement between The Chase Manhattan Corporation (the "Company") and The Chase Manhattan Bank, N.A. (the "Rights Agent") dated as of February 15, 1989 (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal offices of the Company. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. The Company or the Rights Agent will mail to the holder of this certificate a copy of the Rights Agreement, as in effect on the date of mailing, without charge promptly after receipt of a written request therefor. Under certain circumstances set forth in the Rights Agreement, Rights issued to, or held by, any Person who is, was or becomes an Acquiring Person or any Affiliate or Associate thereof (as such terms are defined in the Rights Agreement), whether currently held by or on behalf of such Person or by any subsequent holder, may become null and void.

       Effective September 3, 1991, Mellon Bank, N.A., was appointed successor Rights Agent under the Rights Agreement, and was thereby vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent under the Rights Agreement.




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